Fees Summary	Feb. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,541,907.50
Previously Paid Amount	0.00
Total Fee Amount	765.34
Total Offset Amount	0.00
Net Fee	$ 765.34